                                                                    EXHIBIT 20.2

                                                                       EXHIBIT C

          FORM OF MONTHLY-SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-1

                      FIRST UNION NATIONAL BANK OF GEORGIA
                      ------------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST
                      ------------------------------------


      The information which is required to be prepared with respect to the distribution date of June 17, 1996 and with respect to the performance of the Trust during the related Monthly Period.

      Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the basis of $1,000 Original Certificate Principal Amount)

      1    The amount of the current monthly distribution in
           respect of Class A Monthly Principal  . . . . . . . . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------

      2    The amount of the current monthly distribution in
           respect of Class B Monthly Principal  . . . . . . . . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------

      3    The amount of the current monthly distribution in respect of
           Collateral Monthly Principal  . . . . . . . . . . . . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------
      4    The amount of the current monthly distribution in
           respect of Class A Monthly Interest   . . . . . . . . . . . . . . . . . . . . . .          $4,722,405
                                                                                             -------------------

      5    The amount of the current monthly distribution in
           respect of Class A Deficiency Amounts   . . . . . . . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------

      6    The amount of the current monthly distribution in
           respect of Class A Additional Interest  . . . . . . . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------

      7    The amount of the current monthly distribution in
           respect of Class B Monthly Interest   . . . . . . . . . . . . . . . . . . . . . .            $394,660
                                                                                             -------------------

      8    The amount of the current monthly distribution in
           respect of Class B Deficiency Amounts   . . . . . . . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------

      9    The amount of the current monthly distribution in
           respect of Class B Additional Interest  . . . . . . . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------

      10   The amount of the current monthly distribution in
           respect of Collateral Monthly Interest  . . . . . . . . . . . . . . . . . . . . .            $610,510
                                                                                             -------------------

      11   The amount of the current monthly distribution in respect of
           any accrued and unpaid Collateral Monthly Interest  . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------

B.    Information Regarding the Performance of the Trust
      --------------------------------------------------

      1    Collection of Principal Receivables
           -----------------------------------

           (a)    The aggregate amount of Principal Collections processed during the related Monthly Period which were allocated in respect of the
                  Class A Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . .         $71,149,213
                                                                                             -------------------

           (b)    The aggregate amount of Principal Collections processed during the related Monthly Period which were allocated in
                  respect of the Class B Certificates  . . . . . . . . . . . . . . . . . . .          $5,821,299
                                                                                             -------------------

           (c)    The aggregate amount of Principal Collections processed during the related Monthly Period which were allocated in
                  respect of the Collateral Interest . . . . . . . . . . . . . . . . . . . .          $9,270,958
                                                                                             -------------------

      2    Principal Receivables in the Trust
           ----------------------------------

           (a)    The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the related Monthly
                  Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $4,343,712,106
                                                                                             -------------------


           (b)    The amount of Principal Receivables in the Trust represented by the
                  Investor Interest of Series 1996-1 as of the end of the day on the
                  last day of the related Monthly Period . . . . . . . . . . . . . . . . . .      $1,115,151,821
                                                                                             -------------------

           (c)    The amount of Principal Receivables in the Trust represented by the
                  Series 1996-1 Adjusted Investor Interest as of the end of the day on
                  the last day of the related Monthly Period . . . . . . . . . . . . . . . .      $1,115,151,821
                                                                                             -------------------

           (d)    The amount of Principal Receivables in the Trust represented by the
                  Class A Investor Interest as of the end of the day on the last
                  day of the related Monthly Period  . . . . . . . . . . . . . . . . . . . .        $920,000,000
                                                                                             -------------------

           (e)    The amount of Principal Receivables in the Trust represented by the
                  Class A Adjusted Investor Interest as of the end of day on the
                  last day of the related Monthly Period . . . . . . . . . . . . . . . . . .        $920,000,000
                                                                                             -------------------

           (f)    The amount of Principal Receivables in the Trust represented by the
                  Class B Investor Interest as of the end of the day on the last
                  day of the related Monthly Period  . . . . . . . . . . . . . . . . . . . .         $75,273,000
                                                                                             -------------------

           (g)    The amount of Principal Receivables in the Trust represented by the Collateral Interest as of the end of the day on the last day of the
                  related Monthly Period . . . . . . . . . . . . . . . . . . . . . . . . . .        $119,878,821
                                                                                             -------------------

           (h)    The Floating Investor Percentage with respect to the related Monthly
                  Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               26.65%
                                                                                             -------------------

           (i)    The Class A Floating Allocation with respect to the related Monthly
                  Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               21.99%
                                                                                             -------------------

           (j)    The Class B Floating Allocation with respect to the related Monthly
                  Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                1.80%
                                                                                             -------------------

           (k)    The Collateral Floating Allocation with respect to the related Monthly
                  Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2.87%
                                                                                             -------------------

           (l)    The Fixed Investor Percentage with respect to the related Monthly Period .                 N/A
                                                                                             -------------------

           (m)    The Class A Fixed Allocation with respect to the related Monthly Period  .                 N/A
                                                                                             -------------------

           (n)    The Class B Fixed Allocation with respect to the related Monthly Period  .                 N/A
                                                                                             -------------------

           (o)    The Collateral Fixed Allocation with respect to                                            N/A
                  the related Monthly Period . . . . . . . . . . . . . . . . . . . . . . . . -------------------

3     Rebate Accounts
      ---------------

      The aggregate amount of                            Aggregate                              Percentage of
      Principal Receivables arising in                    Account                                   Total
      Rebate Accounts with respect t                      Balance                                Receivables
      the related Monthly Account                       -----------                              -----------
      Receivables                                      $175,122,716                                  3.97%
                                                      ----------------------------------------------------------
4      Delinquent Balances
       -------------------

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:


                                                         Aggregate                              Percentage of
                                                          Account                                   Total
                                                          Balance                                Receivables
                                                         ---------                              -------------
      (a)  35 - 64 days  . . . . . . . . . . . . . . .  $79,352,450                                 1.80%
                                                      -------------------------------------------------------
      (b)  65 - 94 days:   . . . . . . . . . . . . . .  $49,154,987                                 1.11%
                                                      -------------------------------------------------------
      (c)  95 - 124 days   . . . . . . . . . . . . . .  $36,998,700                                 0.84%
                                                      -------------------------------------------------------
      (d)  125 - 154 days  . . . . . . . . . . . . . .  $32,127,922                                 0.73%
                                                      -------------------------------------------------------
      (e)  155 - or more days days:  . . . . . . . . .  $44,130,357                                 1.00%
                                                      -------------------------------------------------------


5     Investor Default Amount
      -----------------------

      (a)  The Aggregate Investor Default Amount for
           the related Monthly Period  . . . . . . . . . . . . . . . . . . . . . . . . . . .          $7,141,355
                                                                                             -------------------

      (b)  The Class A Investor Default Amount for the related Monthly Period  . . . . . . .          $5,891,618
                                                                                             -------------------

      (c)  The Class B Investor Default Amount for the related Monthly Period  . . . . . . .            $482,041
                                                                                             -------------------

      (d)  The Collateral Default Amount for the related Monthly Period  . . . . . . . . . .            $767,696
                                                                                             -------------------

6     Investor Charge Offs
      --------------------

      (a)  The aggregate amount of Class A Investor Charge Offs for the related Monthly
           Period    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------

      (b)  The aggregate amount of Class A Investor Charge Offs set forth in 5(a) above
           per $1,000 of original certificate principal amount  . . . . . . . . . . . . . . .                 $0
                                                                                             -------------------

      (c)  The aggregate amount of Class B Investor Charge Offs for the related Monthly
           Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------

      (d)  The aggregate amount of Class B Investor Charge Offs set forth in 5(c) above per
           $1,000 of original certificate principal amount  . . . . . . . . . . . . . . . .                   $0
                                                                                             -------------------

      (e)  The aggregate amount of Collateral Charge Offs for the related Monthly Period . .                  $0
                                                                                             -------------------

      (f)  The aggregate amount of Class A Investor Charge Offs reimbursed on the Transfer
           Date immediately preceding this Distribution Date. . . . . . . . . . . . . . . .                   $0
                                                                                             -------------------

      (g)  The aggregate amount of Class A Investor Charge Offs set forth in 5(g) above per
           $1,000 original certificate principal amount reimbursed on the Transfer Date
           immediately preceding this Distribution Date  . . . . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------

      (h)  The aggregate amount of Class B Investor Charge Offs reimbursed on the Transfer
           Date immediately preceding this Distribution Date   . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------

      (i)  The aggregate amount of Class B Investor Charge Offs set forth in 5(i) above per
           $1,000 original certificate principal amount reimbursed on the Transfer Date
           immediately preceding this Distribution Date.   . . . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------

      (j)  The aggregate amount of Collateral Charge Offs reimbursed on the Transfer Date
           immediately preceding this Distribution Date    . . . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------

  7   Investor Servicing fee
      ----------------------

      (a)  The amount of the Class A Servicing Fee payable by the Trust to the Servicer for
           the related Monthly Period  . . . . . . . . . . . . . . . . . . . . . . . . . . .            $958,333
                                                                                             -------------------

      (b)  The amount of the Class B Servicing Fee payable by the Trust to the Servicer for
           the related Monthly Period  . . . . . . . . . . . . . . . . . . . . . . . . . . .             $78,409
                                                                                             -------------------

      (c)  The amount of the Collateral Servicing Fee payable by the Trust to the Servicer
           for the related Monthly Period  . . . . . . . . . . . . . . . . . . . . . . . . .            $124,874
                                                                                             -------------------

      (d)  the amount of Servicer Interchange payable by the Trust to the Servicer for the
           related Monthly Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $696,970
                                                                                             -------------------

 8    Reallocations
      -------------

      (a)  The amount of Reallocated Collateral Principal Collections with respect to this
           Distribution Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------
      (b)  The amount of Reallocated Class B Principal Collections with respect to this
           Distribution Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------

      (c)  The Collateral Interest as of the close of business on this Distribution Date  . .       $119,878,821
                                                                                             -------------------

      (d)  The Class B Investor Interest as of the close of business on this Distribution
           Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $75,273,000
                                                                                             -------------------

 9    Collection of Finance Charge Receivables
      ----------------------------------------

      (a)  The aggregate amount of Collections of Finance Charge Receivable processed during the related Monthly Period which were allocated in respect of the
           Class A Certificate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $11,689,717
                                                                                             -------------------

      (b)  The aggregate amount of Collections of Finance Charge Receivable processed during the related Monthly Period which were allocated in respect
           of the Class B Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . .            $956,431
                                                                                             -------------------

      (c)  The aggregate amount of Collections of Finance Charge Receivable processed during the related Monthly Period which were allocated in
           respect of the Collateral Interest.   . . . . . . . . . . . . . . . . . . . . . .          $1,523,206
                                                                                             -------------------

 10   Principal Funding Account
      ------------------------

      (a)  The principal amount on deposit in the Principal Funding Account on the related
           Transfer Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  $0
                                                                                             -------------------

      (b)  The Accumulation Shortfall with respect to the related Monthly Period   . . . . .                  $0
                                                                                             -------------------

      (c)  The Principal Funding Investment Proceeds deposited in the Finance Charge
           Account on the related Transfer Date   . . . . . . . . . . . . . . . . . . . . .                   $0
                                                                                             -------------------

      (d)  The amount of all or the portion of the Reserve Draw Amount deposited in the
           Finance Charge Account on the related Transfer date from the Reserve Account  . .                  $0
                                                                                             -------------------

  11 Reserve Draw Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  $0
     -------------------                                                                     -------------------

  12 Available Funds
     ---------------

      (a)  The amount of Class A Available Funds on deposit in the Finance Charge Account on
           the related Transfer Date   . . . . . . . . . . . . . . . . . . . . . . . . . . .         $11,689,717
                                                                                             -------------------

      (b)  The amount of Class B Available Funds on deposit in the Finance charge Account on
           the related Transfer Date   . . . . . . . . . . . . . . . . . . . . . . . . . . .            $956,431
                                                                                             -------------------

      (c)  The amount of Collateral Available Funds on deposit in the Finance Charge
           Account on the related Transfer Date   . . . . . . . . . . . . . . . . . . . . . .         $1,523,206
                                                                                             -------------------

 13   Portfolio Yield
      ---------------

      (a)  The Portfolio Yield for the related Monthly Period  . . . . . . . . . . . . . . .               8.31%
                                                                                             -------------------

      (b)  The Portfolio Adjusted Yield for the related
           Monthly Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 N/A
                                                                                             -------------------

C.  Floating Rate Determinations
    ----------------------------

  1   LIBOR for the Interest Period ending on this
      Distribution Dat . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5.4297%
                                                                                             -------------------

                                 FIRST UNION NATIONAL BANK OF
                                 GEORGIA,
                                 SERVICER



                                 By /s/ JAMES H. GILBRAITH II
                                   ----------------------------------



                                 James H. Gilbraith II
                                 Vice President and Managing Director
                                 First Union National Bank of Georgia